Supplement dated March 28, 2005 to the Prospectus dated May 1, 2004 for the Pacific Value, Pacific Innovations Select, Pacific Portfolios, Pacific Portfolios
for Bank One, Pacific One Select, Pacific Odyssey, Pacific Innovations, Pacific One,
Pacific Select Variable Annuity and Pacific Select Variable Annuity II
variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. For more complete information on the portfolios of Pacific Select Fund, including a discussion of each portfolio’s investment techniques and the risks associated with its investments, see the accompanying preliminary prospectus. You should read the Prospectus carefully.

Substitution of the Equity Income Portfolio

The Pacific Select Fund’s Board of Trustees approved the substitution of shares of the American Funds Growth-Income Portfolio for shares of the Equity Income Portfolio. Pacific Select Fund and Pacific Life Insurance Company (“Pacific Life”) will file an application for an order of approval of the substitution with the Securities and Exchange Commission (“SEC”). We will notify you of the effective date of the substitution (“the substitution date”) set by Pacific Select Fund once the SEC issues the order to permit the substitution.

If the SEC issues an order to permit the substitution, the Pacific Select Fund will select a substitution date for shares of the Equity Income Portfolio to be automatically redeemed and shares of the American Funds Growth-Income Portfolio to be automatically purchased. At the same time, subaccount units and subaccount annuity units of the Equity Income variable account will be automatically exchanged for units of the American Funds Growth-Income variable account. The Equity Income Portfolio and corresponding Equity Income variable accounts will cease to exist.

On the substitution date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Equity Income Investment Option, will be deemed an instruction for the American Funds Growth-Income Investment Option. This includes, but is not limited to, instructions for purchase payment allocations, transfer instructions (including instructions under any systematic transfer, portfolio rebalancing, DCA Plus, earnings sweep or dollar cost averaging programs, if applicable), and partial withdrawals.

You need not take any action regarding the substitution. The transfer of assets in the Equity Income variable account in exchange for units of equal value of the American Funds Growth-Income variable account will occur automatically on the substitution date.

If you do not wish to participate in the substitution, unless the SEC requires otherwise, the following will apply. You will have a 60 day “free transfer” period (which will not begin later than 30 days before the substitution date). During this “free transfer” period, the first unscheduled transfer, and any systematic transfer, from the Equity Income Investment Option (and if required by the SEC, the American Funds Growth-Income Investment Option after the substitution date) will not count towards:

•	the transfer limitations described in the Prospectus, or
•	any transfer fees that may be assessed in the future.

We do not currently assess transfer fees, but we reserve the right to do so, as stated in the Prospectus, in the future. We will notify you of your transfer rights at the same time we announce the substitution date.

The changes described below are effective May 1, 2005.

The following Variable Investment Options will be added:

American Funds Growth-Income
American Funds Growth
VN Small-Cap Value

For more complete information on each of the three underlying portfolios, including a discussion of the portfolio’s investment techniques, risks associated with its investments, charges and expenses, see the accompanying preliminary prospectus for the portfolios. No assurance can be given that a portfolio will achieve its investment objective. You should read the preliminary prospectus carefully. The information in the preliminary prospectus for the portfolios is not complete and may be changed, and a registration statement for the shares of the portfolios has been filed with the SEC, and those shares may not be sold until that registration statement is effective. The preliminary prospectus is not an offer to sell the shares of the portfolios.

The names of the Aggressive Equity Investment Option and Portfolio will be changed to:

Fasciano Small Equity

The following Portfolios will have new Portfolio Managers:

Equity Portfolio – Capital Guardian Trust Company

Technology Portfolio – Columbia Management Advisors, Inc.
Health Sciences Portfolio – Jennison Associates LLC
Fasciano Small Equity Portfolio – Neuberger Berman Management Inc.
(formerly called Aggressive Equity)

AN OVERVIEW OF . . . is amended as follows:

The Fund Annual Operating Expenses subsection is replaced with the following:

This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2004, adjusted to reflect anticipated fees and expenses of new Portfolios.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in the Fund’s Prospectus.

Total Annual Portfolio Operating Expenses[1]	Minimum	Maximum
Expenses that are deducted from the Fund’s assets, including advisory fees, 12b-1 distribution expenses and other expenses	0.29%	1.63%

1 To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio of Pacific Select Fund, except the American Funds Growth-Income Portfolio, for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses such as litigation expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently three years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth Portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each Portfolio. Also, in the case of the American Funds Growth-Income Portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses including the proportionate share of the net fees and expenses of the master fund that exceed the annual rate of 1.01% of its average daily net assets until April 30, 2006. Additionally if the SEC issues an order to permit the substitution of the Equity Income Portfolio with the American Funds Growth-Income Portfolio, the guarantee period shall include the two year period beginning on the effective date of the substitution, unless otherwise required.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“Program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. This reduction is not reflected in the chart above. See the Pacific Select Fund Prospectus for details on fees and expenses of the Fund and on the Program.

The Examples section is amended as follows:

The Examples illustrated in your Prospectus or in any supplement thereto, are amended to reflect the above referenced changes in the Total Annual Pacific Select Fund Operating Expenses. The Maximum values currently illustrated in the Examples for the 1, 3, 5 and 10 Year periods will increase by no more than, $34, $94, $157, and $319, respectively. The Minimum values currently illustrated in the Examples for the 1, 3, 5 and 10 Year periods will decrease by no more than $1, $3, $5, and $12, respectively.

YOUR INVESTMENT OPTIONS is amended as follows:

The disclosure regarding the Aggressive Equity, Technology and Health Sciences Portfolios in the Your Variable Investment Options chart is replaced with the following:

		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
Fasciano Small Equity (formerly called Aggressive Equity)	Capital Appreciation.	Equity securities of small companies believed to have sustainable earnings growth.	Neuberger Berman Management Inc.
Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives). Such companies include those the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.	Columbia Management Advisors, Inc.

		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector (including derivatives). Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Jennison Associates LLC

The following is added to the Your Variable Investment Options chart:

		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)
VN Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

ADDITIONAL INFORMATION is amended by adding the following:

Service Arrangements

American Funds Insurance Series® pays Pacific Select Distributors, Inc. (“PSD”) at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the Growth-Income and Growth Master Funds (“Master Funds”) attributable to variable life insurance and variable annuity contracts issued by us and our affiliate for certain distribution-related services to the Funds. PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of purchase payments attributable to the Master Funds for certain marketing assistance.